U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

AFH Acquisition IX, Inc.

(Exact name of small business issuer as specified in its charter)

Navada	000-53070	42-1743424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

269 S. Beverley Drive, Ste #1600, Beverly Hills, CA 90212
(Address of principal executive offices)

(310) 475-3500

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

On October 5, 2016, the independent accounting firm, Anton & Chia, LLP (“A&C”) forwarded its resignation to the AFH Acquisition IX, Inc. (the “Company”). The principal accountant’s report on the financial statements for the period from October 31, 2013 to and as of October 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor did such statements contain qualifiers or modifiers as to uncertainty, audit scope, or accounting principles. There were no disagreements with A&C whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to A&C's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

During the Company's 2015 fiscal year and through to the date of this Current Report on Form 8-K, (1) there were no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of A&C on our financial statements as of and for the year ended July 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended October 31, 2015, which stated as follows:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company does not have the necessary working capital for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in the notes to the financial statements. These financial statements do not include any adjustments that might result for the outcome of this uncertainty.”

We have requested that A&C furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

In addition, effective November 10, 2016, we approved the appointment of BF Borgers CPA PC (“Borgers”), as the Company’s independent registered public accountant, to audit our financial statement for our fiscal year ending October 31, 2016, and include such report as part of our annual report on Form 10-K for our fiscal year ending October 31, 2016.  This change in independent accountants was approved by our Board of Directors.  There were no consultations between us and Borgers prior to their appointment.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Prior Auditor Anton & Chia, LLP to the U.S. Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

AFH ACQUISITIONS IX, INC.
(Registrant)

Dated: November 10, 2016	By:	/s/ Amir F. Heshmatpour
Amir F. Heshmatpour President, Secretary and Sole Director (Principal Executive Officer) (Principal Financial and Accounting Officer)

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